UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 14, 2009

                          EURO GROUP OF COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                                    000-29805
                             ----------------------
                            (Commission File Number)

                Delaware                                13-4070586
 --------------------------------------      ----------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                 10 Midland Avenue, Port Chester, New York 10573
                     --------------------------------------
                    (Address of principal executive offices)

                          Telephone No.: (914) 937-3900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

              ----------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 8.01 Other Matters

Euro Group of  Companies,  Inc., a Delaware  Corporation  formerly  known as ICT
Technologies, Inc. (the "Company") announced today that the audit of the consolidated financial statements to be included in the Company's Annual Report to Shareholders on Form 10 is nearly complete. Euro Group expects to file the Form 10-K with the Securities and Exchanger Commission shortly.

Euro Group also announced that it has moved its Eurospeed, Inc. transportation products subsidiary operations to its Shanghai, China office and in January 2010 will commence marketing its Green Product offering of electric motor scooters, electric automobiles and electric charging stations to distributors worldwide.

Euro Group also announced that its Europhone USA LLC subsidiary has introduced its Clear Choice international calling program for worldwide calls from the United States.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  October 14, 2009                  Euro Group of Companies, Inc.

                                          By:  /s/  Vasilios Koutsobinas
                                             --------------------------------
                                                    Vasilios Koutsobinas
                                                    Chairman,
                                                    Chief Executive Officer and
                                                    Principal Executive Officer